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Transamerica Funds

Transamerica Small/Mid Cap Value

Transamerica Series Trust

Transamerica Small/Mid Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

March 3, 2017

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP) (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the additional sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, Thompson, Siegel & Walmsley LLC, who began sub-advising the mid cap sleeve of each Fund on December 5, 2016. The Funds’ existing sub-adviser, Systematic Financial Management, L.P. (“Systematic”), continues to act as a sub-adviser for the Funds and sub-advises the small cap sleeve of each Fund. The Board believes this change is in the best interests of each of the Funds and their investors.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Summary

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Small/Mid Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

March 3, 2017

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust,” and collectively, the “Trusts)” to the respective investors of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP) (each a “Fund,” and collectively, the “Funds”). Transamerica Funds and TST are each organized as Delaware statutory trusts.

This Joint Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds. The mid cap sleeve of each Fund is now sub-advised by Thompson, Siegel & Walmsley LLC (“TS&W”). The Funds’ existing sub-adviser, Systematic Financial Management, L.P. (“Systematic”), continues to act as a sub-adviser for the Funds and sub-advises the small cap sleeve of each Fund. The sub-advisers manage the Funds pursuant to sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TS&W (the “TS&W Sub-Advisory Agreements”), and sub-advisory agreements between TAM and Systematic (the “Systematic Sub-Advisory Agreements”). Copies of the TS&W Sub-Advisory Agreements are attached hereto as Exhibit A.

TS&W began managing the mid cap sleeve of each Fund on December 5, 2016. Prior to December 5, 2016, Systematic served as the sole sub-adviser for each Fund. In connection with the change in sub-advisory structure, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements with respect to each Fund dated October 11, 2016, and reflected in the Funds’ Summary Prospectuses revised as of December 5, 2016, changes were also made to the Funds’ fees and expenses, principal investment strategies and portfolio managers, as well as a name change for Transamerica Small/Mid Cap Value VP. In addition, in connection with the addition of TS&W as sub-adviser, the management fee schedule payable by each Fund to TAM was lowered. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to the Funds’ shareholders of record as of December 4, 2016 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about March 5, 2017. The Funds will each bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

Shares of Transamerica Small/Mid Cap Value VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. These contract holders and policy owners are not shareholders of Transamerica Small/Mid Cap Value VP. For ease of reference, shareholders of Transamerica Small/Mid Cap Value and contract and policy owners of Transamerica Small/Mid Cap Value VP are collectively referred in this Joint Information Statement as “shareholders.”

The annual report of the Funds is sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Small/Mid Cap Value is October 31. The fiscal year end of Transamerica Small/Mid Cap

Value VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Joint Information Statement may be delivered to two or more investors who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on each Fund’s website at www.transamerica.com until at least December 3, 2017. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Small/Mid Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.	This Joint Information Statement is being furnished by the Board to inform shareholders of the Funds of a recent change in the investment sub-advisory structure of each Fund. The Board, upon the recommendation of TAM, has approved amendments to the TS&W Sub-Advisory Agreements to include sub-advisory services for the mid cap sleeve of each Fund. The Funds’ existing sub-adviser, Systematic, continues to act as sub-adviser for the Funds and sub-advises the small cap sleeve of each Fund.

The Funds have obtained exemptive relief from the SEC that permits the Board to approve new sub-advisers without investor approval under certain circumstances. This Joint Information Statement provides information regarding TS&W and the TS&W Sub-Advisory Agreements.

Q.	Am I being asked to vote on anything?

A.	No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of TS&W as a new sub-adviser to sub-advise the mid cap sleeve of each Fund and has entered into the TS&W Sub-Advisory Agreements. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was TS&W appointed as a new Sub-Adviser for the mid cap sleeve of each Fund?

A.	After full and complete discussion, the Board approved the appointment of TS&W as a new sub-adviser for the Funds to sub-advise the mid cap sleeve of each Fund. Among other things, the Board reviewed and evaluated the performance of both Systematic’s and TS&W’s potential to provide the mid cap sleeve of the Funds with superior risk-adjusted returns. The key factors considered by the Board are discussed later in this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes TS&W and the terms of the TS&W Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Trustees, on June 8-9, 2016. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the addition of TS&W as a sub-adviser for each Fund.

No officer or Trustee of the Funds is a director, officer or employee of either TS&W or Systematic. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in either TS&W or Systematic or any other person controlling, controlled by or under common control with either TS&W or Systematic. Since the Record Date, none of the Trustees of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which either TS&W or Systematic or any of their respective affiliates was or is to be a party.

TERMS OF THE TS&W SUB-ADVISORY AGREEMENTS

As discussed below under the caption “Evaluation by the Board,” the addition of TS&W as a sub-adviser for the mid cap sleeve of each Fund was approved by the Board at a meeting held September 15–16, 2016, and TS&W Sub-Advisory Agreement, as amended, were effective as of December 5, 2016. The TS&W Sub-Advisory Agreements shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Funds.

Descriptions of the sub-advisory fee rates payable by TAM to TS&W under the TS&W Sub-Advisory Agreements and the sub-advisory fees paid by TAM to Systematic under the Systematic Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.” Effective upon the addition of TS&W as sub-adviser, a lower management fee schedule payable to TAM went into effects. A description of the new management fee schedule appears below under the caption “TAM Management Fees.”

The terms of the Systematic Sub-Advisory Agreements and those of the TS&W Sub-Advisory Agreements are substantially similar.

Under the terms of the TS&W Sub-Advisory Agreements, subject to the supervision of the Trusts’ Board and TAM, TS&W shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to TS&W by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to TS&W. The Systematic Sub-Advisory Agreements contain similar provisions.

The TS&W Sub-Advisory Agreements provide that TS&W will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to TS&W, or to any other fund or account over which TS&W or its affiliates exercise investment discretion. The TS&W Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, TS&W may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where TS&W has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or TS&W’s overall responsibilities with respect to each Fund and to other funds and clients for which TS&W exercises investment discretion. The Board may adopt policies and procedures that modify and restrict TS&W’s authority regarding the execution of the Fund’s portfolio transactions. The Systematic Sub-Advisory Agreements contain similar provisions.

Each TS&W Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to TS&W, without the payment of any penalty; (iii) may be terminated by TS&W upon 90 days’ prior written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by TS&W and shall not be assignable by TAM without the consent of TS&W. The Systematic Sub-Advisory Agreements contain similar provisions.

As compensation for the services performed by TS&W under the TS&W Sub-Advisory Agreements, TAM shall pay TS&W out of the management fee TAM receives with respect to each Fund, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. The Systematic Sub-Advisory Agreements contain similar provisions.

The TS&W Sub-Advisory Agreements requires that TS&W, at its expense, supply the Board, the officers of the Trusts and TAM with all information and reports reasonably required by any of them and reasonably available to TS&W relating to the services provided pursuant to the TS&W Sub-Advisory Agreements, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Systematic Sub-Advisory Agreements contain similar provisions.

The TS&W Sub-Advisory Agreements state that TS&W shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, provided that TS&W is not protected against any liability to TAM or the Funds to which TS&W would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the TS&W Sub-Advisory Agreements. The Systematic Sub-Advisory Agreements contain similar provisions.

The TS&W Sub-Advisory Agreements provide that unless TAM advises TS&W in writing that the right to vote proxies has been expressly reserved to TAM or the Trusts or otherwise delegated to another party, TS&W shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with TS&W’s proxy voting policies and procedures without consultation with TAM or the Funds. TS&W agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Systematic Sub-Advisory Agreements contain similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the TS&W Sub-Advisory Agreements. The summary of the TS&W Sub-Advisory Agreements set forth herein is qualified in its entirety by the provisions of the TS&W Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the addition of TS&W as sub-adviser, the management fee schedule payable by each Fund to TAM was lowered. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Small/Mid Cap Value

Transamerica Small/Mid Cap Value VP

First $350 million	0.79%
Over $350 million up to $500 million	0.78%
Over $500 million up to $750 million	0.765%
Over $750 million up to $1 billion	0.755%
Over $1 billion up to $1.5 billion	0.735%
Over $1.5 billion up to $2 billion	0.73%
Over $2 billion	0.725%

Prior to December 5, 2016, each Fund paid TAM an investment advisory fee of 0.83% of the first $500 million and 0.78% in excess of $500 million for its services with respect to the Fund’s average daily net assets on an annual basis. Effective March 1, 2016, investment advisory fees and administrative services fees were combined under one agreement providing for a single management fee and a reduction in management fees. The combined management fee is equal to the sum of the advisory fee and the administrative services fee for the Funds.

The net assets are equal to the market value of each Fund. Fees are accrued daily and paid by each Fund monthly. As of December 31, 2016, the net assets of Transamerica Small/Mid Cap Value were approximately $847,736,218 million and the net assets of Transamerica Small/Mid Cap Value VP were approximately $565,180,477 million.

SUB-ADVISORY FEES

Under the TS&W Sub-Advisory Agreements, TAM (not the Funds) pays TS&W the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica Small/Mid Cap Value

Transamerica Small/Mid Cap Value VP

First $750 million	0.275%
Over $750 million up to $1.5 billion	0.27%
Over $1.5 billion up to $2 billion	0.265%
Over $2 billion	0.26%

Under the Systematic Sub-Advisory Agreements, TAM (not the Funds) pays Systematic s the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica Small/Mid Cap Value

Transamerica Small/Mid Cap Value VP

First $100 million	0.45%
Over $100 million up to $350 million	0.40%
Over $350 million up to $1 billion	0.35%
Over $1 billion	0.30%

The following table shows the management fees paid to TAM for Transamerica Small/Mid Cap Value for the fiscal year ended October 31, 2016.

	Management Fees (after waivers/expense reimbursements)	Management Fees Waived/Expenses Reimbursed
Transamerica Small Mid Cap Value	$6,458,104	$0

The following table shows the management fees paid to TAM for Transamerica Small/Mid Cap Value VP for the fiscal year ended December 31, 2016.

	Management Fees (after waivers/expense reimbursements)	Management Fees Waived/Expenses Reimbursed
Transamerica Small/Mid Cap Value VP	$4,487,472	$0

The following table shows the sub-advisory fees paid by TAM to Systematic for Transamerica Small/Mid Cap Value for the fiscal year ended October 31, 2016.

Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Systematic	$2,852,755

The following table shows the sub-advisory fees paid by TAM to TS&W for Transamerica Small/Mid Cap Value VP for the fiscal year ended December 31, 2016.

Sub-Advisory Fees Paid (Net of Fees Reimbursed)
TS&W	$65,158

INFORMATION REGARDING THE SUB-ADVISERS

TS&W had approximately $19.9 billion in total assets under management as of December 31, 2016, and has been a registered investment adviser since 1970. TS&W’s principal business address is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

Systematic had approximately $6.6 billion in total assets under management as of December 31, 2016, and has been a registered investment adviser since 1982. Systematic’s principal business address is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	TS&W	Portfolio Manager of the Funds since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel &Walmsley LLC since 2001

Kenneth Burgess, CFA	Systematic	Portfolio Manager of the Funds since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with them since 1993; Specialties include cash flow analysis and small cap equities

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of each of TS&W and Systematic as of February 17, 2017. The principal address of each individual as it relates to his or her duties at TS&W or Systematic, as applicable is the same as that of either TS&W or Systematic.

Name	Position with TS&W
Horace P. Whitworth	Manager, Chief Executive Officer, Chief Financial Officer
Cheryl M. Sherman	Treasurer
Lawrence E. Gibson	Manager, Chairman
John Reifsnider	Manager, Managing Director
Frank H. Reichel	Manager, President
Lori N. Anderson	Manager, Risk Manager, Director of Operations
Jessica L. Thompson	Chief Compliance Officer
Aidan J. Riordan	Manager

Name	Position with Systematic
Ronald M. Mushock	Managing Partner, Portfolio Manager
Karen E. Kohler	Managing Partner, Chief Operating Officer, Chief Compliance Officer
Daniel K. McCreesh	Managing Partner, Chief Investment Officer, Portfolio Manager
Kenneth Burgess	Managing Partner, Portfolio Manager
Gregory B. Wood	Managing Partner, Head Trader
Eoin E. Middaugh	Managing Partner, Portfolio Manager

Management Activities. TS&W does not act as a sub-adviser for any registered investment companies with investment objectives similar to the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on September 15-16, 2016, the Board considered the addition of TS&W as a new sub-adviser for the Funds to sub-advise the mid cap sleeve of the Funds along with Systematic, the existing sub-adviser for the Funds’ small cap value sleeves. Following their review and consideration, the Trustees determined that the terms of the TS&W Sub-Advisory Agreements were reasonable, and approval of amendments to the TS&W Sub-Advisory Agreements to include sub-advisory duties for the Funds was in the best interests of each Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the amendments to the TS&W Sub-Advisory Agreements with respect to the Funds.

To assist the Board Members in their consideration of the amendments to the TS&W Sub-Advisory Agreements, the Board Members requested and received from TAM and TS&W certain materials and information in advance of their meeting. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that TS&W is an experienced and respected asset management firm that TAM believes has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of TS&W’s organization, investment talent, experience managing other mid cap value funds and the services TS&W provides to other Transamerica mutual funds;

(b) that TAM advised the Board Members that based on a comparison of each Fund’s composite performance against peer group medians and benchmark indexes throughout Systematic’s tenure as sub-adviser to the Funds, the Funds’ small cap value sleeves have performed comparably while the mid cap value sleeves have underperformed over the applicable 1-, 3-, and 5-year periods ended June 30, 2016;

(c) that TAM advised the Board Members that TS&W’s Mid Cap Value composite has outperformed its peer group median and benchmark index over the applicable time periods;

(d) that TAM recommended to the Board Members that TS&W be appointed to replace Systematic as sub-adviser to the Funds’ mid cap value sleeves based on the historical underperformance of the Funds’ mid cap value sleeves sub-advised by Systematic against peer group medians and benchmark indexes, the proven track record of TS&W’s Mid Cap Value composite, and the performance of the other mid cap funds in the Transamerica fund family that are sub-advised by TS&W;

(e) that the management fee rate and total annual fund operating expenses paid by each Fund would decrease;

(f) the fact that the sub-advisory fees payable to TS&W would be paid by TAM and not the Funds;

(g) that TAM advised the Board Members that the average daily net assets of the Funds’ mid cap value sleeves will be aggregated with the assets of certain other Transamerica mutual funds sub-advised by TS&W for purposes of calculating the sub-advisory fees paid by TAM to TS&W, resulting in a lower effective sub-advisory fee rate than TAM currently pays to Systematic;

(h) the proposed responsibilities of TS&W for the Funds and the sub-advisory services expected to be provided by it;

(i) that TAM recommended to the Board Members that TS&W be appointed as sub-adviser to the Funds based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record; and

(j) that TAM advised the Board Members that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to each Fund and its investors, including compliance services.

A discussion followed that included consideration of these and other matters. In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TS&W under each TS&W Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and TS&W regarding the operations, facilities, organization and personnel of TS&W, the anticipated ability of TS&W to perform its duties under the TS&W Sub-Advisory Agreements, and the anticipated changes to the current investment programs and other practices of the Funds. The Board Members considered the proposed changes to the Funds’ principal investment strategies, with respect to each Fund’s mid cap value sleeve, and the proposed name change of Transamerica Systematic Small/Mid Cap Value VP. The Board also considered the services to be provided by TAM for the portion of the management fee it would retain for each Fund. The Board Members considered that TAM had advised the Board Members that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to each Fund and its investors, including compliance services. The Board Members considered that TS&W is an experienced and respected asset management firm and that TAM believes that TS&W has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on the assessment of TS&W’s organization, investment talent, experience managing other mid cap value sleeve funds, and the services TS&W provides to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM and TS&W, the Board Members determined that TS&W can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment programs for the Funds and that TS&W’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered TS&W’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of Transamerica Small/Mid Cap Value and Transamerica Systematic Small/Mid Cap Value VP as compared to the Morningstar U.S. Open Ended Mid Cap Value and Morningstar U.S. Insurance Fund Mid Cap Value Category median peer groups, respectively (each referred to as a “Morningstar Peer Group”), and the Russell 2500 Value Index, the Funds’ current primary benchmark. The Board Members noted that the Funds have underperformed their Morningstar Peer Group and the Russell 2500 Value Index for 1-, 3- and 5-year time periods as of June 30, 2016, driven primarily by the underperformance of the mid cap value sleeves.

The Board Members also reviewed the performance of the Systematic Mid Cap Value, TS&W Mid Cap Value and Systematic Small Cap Value Free Cash Flow composites against the eVestment US Mid Cap Value Equity and eVestment US Small Cap Value Equity median peer groups (each referred to as an “eVestment Peer Group”) and the Russell Mid Cap Value and Russell 2000 Value Indexes, the composites’ benchmarks. The Board Members noted that during the 1-, 3- and 5-year time periods as of June 30, 2016, the Funds’ small cap value sleeves outperformed their eVestment Peer Group and the Russell 2000 Value Index, driven primarily by strong selection. The Board Members also noted that, by comparison, the TS&W Mid Cap Value composite outperformed its eVestment Peer Group and the Russell Mid Cap Value Index for the same 1-, 3- and 5-year periods, driven by strong stock selection and favorable asset allocation across most sectors.

The Board Members further noted that TAM believes that the appointment of TS&W will benefit investors by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the TS&W Sub-Advisory Agreements would actually have on the future performance of the Funds. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by TS&W, the Board Members concluded that TS&W is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under each TS&W Sub-Advisory Agreement. The Board Members noted that each proposed sub-advisory fee schedule payable by TAM to TS&W is lower than the current sub-advisory fee schedule for Systematic. The Board Members further noted that investors are expected to benefit from both a lower management fee schedule and lower overall expenses, which will better align the Funds’ fees and expenses with their peer group medians. The Board Members considered that, although the proposed management fee rates payable by the Funds to TAM would remain above the median management fees for the peer groups determined by Lipper, Inc. and Morningstar Inc., the management fee rates would decrease at all asset levels. It was also noted that sub-advisory fee rates paid to Systematic for its management of the small cap value sleeves will remain the same. On the basis of these and other considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by TS&W under each TS&W Sub-Advisory Agreement are reasonable in light of the sub-advisory services to be provided.

With respect to TS&W’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and TS&W. As a result, the Board Members did not consider TS&W’s anticipated profitability as material to its decision to approve the TS&W Sub-Advisory Agreements. The Board also reviewed pro forma estimated profitability information provided by TAM. The Board Members considered that the proposed fee schedules, and the aggregation of the average daily net assets of the Funds’ mid cap value sleeves with the assets of certain other Transamerica mutual funds sub-advised by TS&W for purposes of calculating the sub-advisory fees paid by TAM to TS&W, would result in an increase in the net management fees retained by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the TS&W Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members also considered that TAM believes that the appointment of TS&W as sub-adviser has the potential to attract additional assets because of TS&W’s asset management capabilities. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM, and sub-advisory fees payable by TAM to TS&W, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by TS&W from its relationship with the Funds. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with TS&W, and that TS&W may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each TS&W Sub-Advisory Agreement was in the best interests of each Fund and its investors and unanimously approved the TS&W Sub-Advisory Agreements.

BROKERAGE INFORMATION

With respect to Transamerica Small/Mid Cap Value, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM, TS&W or Systematic for the fiscal year ended October 31, 2016.

With respect to Transamerica Small/Mid Cap Value VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM, TS&W or Systematic for the fiscal year ended December 31, 2016.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of February 2, 2017, the Trustees and officers of Transamerica Small/Mid Cap Value, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Small/Mid Cap Value. As of February 2, 2017, the Trustees and officers of Transamerica Small/Mid Cap Value VP, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Small/Mid Cap Value VP.

As of February 2, 2017, the following persons owned of record 5% or more of the outstanding interests in Transamerica Small/Mid Cap Value:

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Small/Mid Cap Value	A	31.56%
TCM Division Transamerica Advisors Life Ins Co Ml Life Variable Annuity Sp Acct D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	10.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	8.16%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	A	7.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	B	41.57%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	B	6.78%
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	B	5.31%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Small/Mid Cap Value	B	5.10%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	18.74%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	C	17.46%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	11.09%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	10.30%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Small/Mid Cap Value	C	8.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	6.31%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	5.77%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	5.31%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	24.08%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	20.16%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	19.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	6.45%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	6.03%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	5.56%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	5.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Small/Mid Cap Value	I2	100.00%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	45.97%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	30.83%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	19.77%

As of February 2, 2017, the following persons owned of record 5% or more of the outstanding interests in Transamerica Small/Mid Cap Value VP:

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	34.37%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	34.93%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	23.42%
VP INV TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	61.10%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	20.22%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	10.13%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	5.58%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary
Transamerica Asset Management, Inc.

March 3, 2017

EXHIBIT A

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

THOMPSON, SIEGEL & WALMSLEY LLC

THIS AMENDMENT is made as of December 5, 2016, to the Sub-Advisory Agreement dated February 28, 2011, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated February 28, 2011, as amended, is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Chief Executive Officer

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*
Transamerica International Equity**	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% of net assets in excess of $2 billion

Transamerica International Small Cap Value	0.475% of the first $300 million; 0.45% over $300 million up to $750 million; and 0.40% over $750 million

Transamerica Mid Cap Value Opportunities***	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica Small/Mid Cap Value****	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica Strategic High Income	0.30% of the first $100 million; 0.25% over $100 million up to $600 million; 0.225% over $600 million up to $1 billion; 0.20% over $1 billion up to $2 billion; and 0.185% over $2 billion

*	As a percentage of average daily net assets on an annual basis.
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP and Transamerica Partners International Equity Portfolio.
***	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the portion of the assets of Transamerica Small/Mid Cap Value, Transamerica Small/Mid Cap Value VP, and Transamerica Partners Mid Value Portfolio that are sub-advised by Thompson, Siegel & Walmsley LLC.
****	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of the assets of Transamerica Small/Mid Cap Value VP and Transamerica Partners Mid Value Portfolio that are sub-advised by Thompson, Siegel & Walmsley LLC.

INVESTMENT SUBADVISORY AGREEMENT

Thompson, Siegel & Walmsley LLC

This Agreement, entered into as of February 28, 2011, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trusts listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision and oversight of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) except as otherwise agreed by TAM, the Subadviser and the Fund, the expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the

1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.    Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Co-Chief Executive Officer

Schedule A

Fund	Investment Subadvisory Fee
Transamerica TS&W International Equity

0.40% of assets up to $250 million of average daily net assets;

0.35 % of the next $250 million of average daily net assets;

0.325% the next $500 million of average daily net assets; and

0.30% of average daily net assets in excess of $1 billion

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

THOMPSON, SIEGEL & WALMSLEY LLC

THIS AMENDMENT is made as of December 5, 2016, to the Sub-Advisory Agreement dated May 1, 2013 (the “Agreement”), between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated May 1, 2013 is confirmed and remains in full force and effect.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Chief Executive Officer

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*
Transamerica Small/Mid Cap Value VP**	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica TS&W International Equity VP***	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% of net assets in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Partners Mid Value Portfolio that are sub-advised by Thompson, Siegel & Walmsley LLC.
***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity and Transamerica Partners International Equity Portfolio.

INVESTMENT SUB-ADVISORY AGREEMENT

Thompson, Siegel & Walmsley LLC

This Agreement, entered into as of May 1, 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Sub-adviser”). TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)	Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)	The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.    Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.    Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.    Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.    Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment
Officer, Advisory Services

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Co-Chief Executive Officer

Schedule A

Fund	Investment Subadvisory Fee[1]
Transamerica TS&W International Equity VP	0.40% of the first $250 million 0.35% over $250 million up to $500 million .325% over $500 million up to $1 billion 0.30% in excess of $1 billion

[1]	The calculation of the sub-advisory fees will be based on the combined average daily net assets of Transamerica International Equity.

TRANSAMERICA FUNDS

Transamerica Small/Mid Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP (the “Funds”). Transamerica Small/Mid Cap Value is a series of Transamerica Funds and Transamerica Small/Mid Cap Value VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement details a recent change in the sub-advisory structure for the Funds. Specifically, the Board of Trustees of the Funds has approved an amendment to the sub-advisory agreements on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W took over day-to-day management of the mid cap sleeve of each Fund on December 5, 2016. The Funds’ existing sub-adviser, Systematic Financial Management, L.P., continues to act as a sub-adviser for the Funds and sub-advises the small cap sleeve of each Fund. In connection with the change in sub-advisory structure, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated October 11, 2016, and reflected in the Summary Prospectuses revised as of December 5, 2016, changes were also made to the Funds’ fees and expenses, principal investment strategies and portfolio managers, as well as a name change for Transamerica Small/Mid Cap Value VP. TAM continues to serve as the Funds’ investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on each Fund’s website at www.transamerica.com until at least December 3, 2017. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.